J.P. MORGAN SPECIALTY FUNDS
JPMorgan Research Market Neutral Fund
(the “Fund”)
(a series of JPMorgan Trust I)
(All Share Classes)
Supplement dated July 30, 2024
to the current Summary Prospectus and Prospectus, as supplemented
The financial statements contained in the Fund’s October 31, 2023 annual report have been restated and reissued to account for the receipt of class action proceeds that had not been remitted to the Fund on a timely basis, and therefore were not reflected in the previously-issued financial statements.
J.P. Morgan Investment Management Inc. (“JPMIM”), the Fund’s investment adviser and administrator, is assessing the extent to which transactions in Fund shares were processed at incorrect net asset values (“NAVs”). The Fund intends to reprocess shareholder transactions that were effected at an undervalued NAV from April 29, 2019 through July 17, 2024. The Fund intends to adjust existing shareholder accounts (to increase the number of shares attributable to redemptions and decrease the number of shares attributable to purchases during this period), and to send additional redemption proceeds to former shareholders. In addition, JPMIM intends to reimburse the Fund for all reprocessing costs, including any shortfall to the Fund to the extent reprocessing is not completed for any applicable purchases during the period.
Effective immediately, the Fund’s current Summary Prospectus and Prospectus are hereby revised as follows:
Year‑by‑Year Returns and Average Annual Returns tables in “The Fund’s Past Performance” section of the Fund’s summary prospectus and prospectus are revised and replaced with the following:

YEAR-BY-YEAR RETURNS — CLASS A SHARES

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
2.84%
-4.05%
-2.39%
5.53%
2.14%
1.81%
12.29%
3.72%
-2.34%
11.02%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter	3rd quarter, 2020	8.28%
Worst Quarter	3rd quarter, 2016	-3.31%

SUP‑RMNF‑724

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2023)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	5.21%	4.02%	2.38%
Return After Taxes on Distributions	4.24	2.44	1.45
Return After Taxes on Distributions and Sale of Fund Shares	3.21	2.83	1.68
CLASS C SHARES
Return Before Taxes	9.44	4.63	2.52
CLASS I SHARES
Return Before Taxes	11.27	5.43	3.19
ICE BOFA 3‑MONTH US TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	5.05	1.89	1.26
The “Financial Highlights” section of the Fund’s prospectus is revised and replaced with the following:
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for the past five fiscal years or period of a Fund’s operations as applicable. Certain information reflects financial results for a single Fund share. The restated total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s restated financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the restated financial highlights below.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period*	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2023 (as restated)	$12.30	$0.34	$0.84	$1.18	$—
Year Ended October 31, 2022 (as restated)	12.63	(0.10)	(0.32)	(0.42)	—
Year Ended October 31, 2021 (as restated)	13.23	(0.21)	0.41	0.20	(0.91)
Year Ended October 31, 2020 (as restated)	13.26	(0.20)	1.51	1.31	(1.49)
Year Ended October 31, 2019 (as restated)	14.32	(0.03)	0.41	0.38	(1.45)

Class C
Year Ended October 31, 2023 (as restated)	10.94	0.25	0.77	1.02	—
Year Ended October 31, 2022 (as restated)	11.29	(0.14)	(0.30)	(0.44)	—
Year Ended October 31, 2021 (as restated)	11.97	(0.25)	0.41	0.16	(0.91)
Year Ended October 31, 2020 (as restated)	12.20	(0.23)	1.36	1.13	(1.49)
Year Ended October 31, 2019 (as restated)	13.35	(0.09)	0.39	0.30	(1.45)

Class I
Year Ended October 31, 2023 (as restated)	13.19	0.41	0.75	1.16	—
Year Ended October 31, 2022 (as restated)	13.51	(0.06)	(0.53)	(0.59)	—
Year Ended October 31, 2021 (as restated)	14.03	(0.20)	0.46	0.26	(0.91)
Year Ended October 31, 2020 (as restated)	13.96	(0.19)	1.00	0.81	(1.49)
Year Ended October 31, 2019 (as restated)	14.96	— (f)	0.43	0.43	(1.45)

*	Net asset value per share has been calculated after future share reacquisition adjustment for the impacted periods.

**	Amount presented after future share reacquisition adjustment.

(a)	Calculated based upon average shares outstanding.

(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(d)

	October 31, 2023 (as restated)	October 31, 2022 (as restated)	October 31, 2021 (as restated)	October 31, 2020 (as restated)	October 31, 2019 (as restated)
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.90%	0.90%	0.92%	1.06%	1.21%
Class c	1.39	1.39	1.41	1.58	1.71
Class I	0.64	0.64	0.66	0.75	0.95
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.07	1.08	1.14	1.44	1.61
Class c	1.55	1.57	1.64	1.93	2.07
Class I	0.81	0.82	0.87	1.11	1.31

(e)	Interest expense on securities sold short is 0.16%.

(f)	Amount rounds to less than $0.005.

		Ratios/Supplemental data
				Ratios to average net assets
Future share reacquistion adjustment	Net asset value, end of period*	Total return (excludes sales charge)(b)	Net assets, end of period (OOO’s) **	Net expenses (including dividend expense for securities sold short) (c) (d)		Net investment income (loss)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$0.08	$13.56	10.24%	$23,101	2.84%		2.69%	3.01%	92%	232%
0.09	12.30	(2.61)	20,259	2.72		(0.84)	2.90	100	252
0.11	12.63	2.67	17,161	2.92	(e)	(1.71)	3.14	119	307
0.15	13.23	12.39	18,509	3.18		(1.53)	3.56	224	531
0.01	13.26	2.92	14,442	3.66		(0.24)	4.06	125	356

0.04	12.00	9.69	1,762	3.33		2.20	3.50	92	232
0.09	10.94	(3.10)	1,504	3.21		(1.30)	3.39	100	252
0.07	11.29	2.25	1,233	3.44	(e)	(2.22)	3.67	119	307
0.13	11.97	11.76	1,982	3.70		(1.94)	4.04	224	531
—	12.20	2.42	3,774	4.19		(0.73)	4.55	125	356

0.23	14.58	10.54	200,510	2.55		2.98	2.72	92	232
0.27	13.19	(2.37)	139,458	2.41		(0.47)	2.59	100	252
0.13	13.51	3.10	75,401	2.69	(e)	(1.50)	2.90	119	307
0.75	14.03	12.49	123,114	2.87		(1.39)	3.23	224	531
0.02	13.96	3.21	28,014	3.40		0.03	3.76	125	356

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE